SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 26, 2005

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-15141 (Commission File Number)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue
Zeeland, Michigan	49464
(Address of principal executive office)	(Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

On January 25, 2005, the Board of Directors of Herman Miller, Inc. approved a share repurchase authorization of $100 million, which is in addition to approximately $5.8 million still remaining on a previous authorization. The Board also approved its regular quarterly cash dividend of $0.0725 per share payable April 15, 2005, to shareholders of record as of February 25, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2005	HERMAN MILLER, INC. (Registrant) By: /s/ Joseph M. Nowicki —————————————— Joseph M. Nowicki Its: Treasurer and Vice President of Investor Relations

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